UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2023

CymaBay Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36500	94-3103561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7575 Gateway Blvd., Suite 110

Newark, CA 94560

(Address of principal executive offices)

(510) 293-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	CBAY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 1, 2023, CymaBay Therapeutics, Inc. (“CymaBay”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below is a brief description of each matter considered and voted upon at the Annual Meeting, together with the final tally of the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, including a separate tabulation with respect to each of the seven directors. A more complete description of each matter is set forth in CymaBay’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 19, 2023 (the “Proxy Statement”).

Proposal 1: Election of Directors

CymaBay’s stockholders elected each of the seven directors proposed by CymaBay for election, to serve until the 2024 annual meeting of stockholders, and until their successors are elected and have qualified, or until their earlier death, resignation or removal. The tabulation of votes on this matter was as follows:

Director Nominee	Shares Voted For	Shares Withheld
Janet Dorling	66,884,798	2,264,510
Caroline Loewy	67,934,388	1,214,920
Éric Lefebvre	68,766,522	382,786
Sujal Shah	68,898,365	250,943
Kurt von Emster	68,869,673	279,635
Thomas G. Wiggans	62,439,407	6,709,901
Robert J. Wills	68,741,560	407,748

There were 9,348,565 broker non-votes for this proposal.

Proposal 2: Approval of CymaBay’s 2023 Equity Incentive Plan

CymaBay’s stockholders approved the CymaBay 2023 Equity Incentive Plan. The tabulation of votes on this matter was as follows:

Shares voted for:	66,116,663
Shares voted against:	2,966,392
Shares abstaining	66,253

There were 9,348,565 broker non-votes for this proposal.

Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm

CymaBay’s stockholders ratified the appointment of Ernst & Young LLP as CymaBay’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The tabulation of votes on this matter was as follows:

Shares voted for:	77,705,662
Shares voted against:	731,121
Shares abstaining	61,090

There were no broker non-votes for this proposal.

Proposal 3: Advisory Vote to Approve the Compensation of our Named Executive Officers as Disclosed in the Proxy Statement

CymaBay’s stockholders approved, by advisory vote, the compensation of our named executive officers as disclosed in the Proxy Statement. The tabulation of votes on this matter was as follows:

Shares voted for:	67,971,375
Shares voted against:	1,098,469
Shares abstaining	79,464

There were 9,348,565 broker non-votes for this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CymaBay Therapeutics, Inc.

By:	/s/ Sujal Shah
Name:	Sujal Shah
Title:	President and Chief Executive Officer

Dated: June 6, 2023